PolarityTE®

Where Self Regenerates Self®

FORWARD LOOKING STATEMENTS

This presentation contains forward-looking statements and projections. The company makes no express or implied representation or warrant as to the completeness of this information or, in the case of projections, as to their attainability or the accuracy and completeness of the assumptions from which they are derived, and it is expected that each prospective investor will pursue his, her, or its own independent investigation. It must be recognized that estimates of the company's performance are necessarily subject to a high degree of uncertainty and may vary materially from actual results. In particular, this presentation contains statements, including without limitation the projections, that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this presentation and include, but are not limited to, statements regarding the company's plans, intentions, beliefs, expectations and assumptions, as well as other statements that are not necessarily historical facts. The company commonly uses words in this presentation such as "will," "may," "plans," "potential," "preliminary," "anticipates", "believes", "plans", "expects", "future", "intends" and similar expressions to identify forward-looking statements and projections. You are cautioned that these forward-looking statements and projections are not guarantees of future performance and involve risks and uncertainties. The company's actual results may differ materially from those in the forward-looking statements and projections due to various factors, including those set forth in the sections titled "Risk Factors" in our filing with the Securities and Exchange Commission (the "SEC"). The information contained in this presentation describes several, but not necessarily all, important factors that could cause these differences. Any forward-looking statement in this presentation reflects our current view with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, industry and future growth. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by law, we assume no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.


PolarityTE

PolarityTE®

Where Self Regenerates Self®

A commercial-stage biotechnology and tissue NEO-generative company focused on transforming the lives of patients by delivering a range of functional therapies using our novel platform technology


Ask yourself—Name one company or product that truly regenerates ANYTHING?

We Are Often Asked Why We Left Medicine


NEW THIS MORNING
TAIWAN WATER PARK BLAZE
MORE THAN 500 INJURED IN PARTY FIRE
NBC NEWS

The WHY || We Could Do More

The Washington Post

US experts to help treat burn patients from Taiwan dust explosion




SEE THE WHOLE PICTURE
abc NEWS




TAIWAN
President Ma brings expert medical staff
to offer advice on burns treatment





THE BALTIMORE SUN

Hopkins doctors help with massive injuries after Taiwan waterpark fire

PolarityTE

Science Forgets: Basic Things Matter and Simple Things Work





Complex Simplicity *IS* Reality

PolarityTE® – We Design Platform Technologies

We believe precise design and development of our Core TE Tissue Systems, utilizing novel Minimally Polarized Functional Units (MPFUs), permits us to regenerate a full spectrum of functionally -polarized complex tissues

AUTOLOGOUS- FROM THE PATIENT FOR THE PATIENT

The immune system is highly complex and has evolved to recognize anything that is not truly "self. " Our foundational technology platform is built on using autologous tissue(s) – to avoid allogeneic tissue rejection and foreign body reactions. The use of autologous tissue differentiates us from the majority of the competition.

THE CORRECT CELLULAR NICHE AND INTERACTOME

In order to regenerate functional tissue, we believe, the cellular niche – the correct microenvironment within a particular tissue that interacts with stem cells to signal cell growth, development, renewal and differentiation – must be maintained. We believe, without the appropriate cellular entities, even an autologous approach will fail.

THE RECOGNITION OF INTERFACED POLARITY

Polarity is the directionality within cells, tissues and processes that drives development and ultimate function of tissue substrates. Our platform maintains polarity to harness the regenerative capacity of the patient-derived autologous cellular niche.

A PARADIGM SHIFT FROM TYPICAL TISSUE ENGINEERING

It is not about a single cell, single growth factor or single scaffold. Rather, we believe it takes a village of cells to regenerate functional tissue, with natural interfaces, interactions and the subsequent propagation of polarity.

A PRAGMATIC TOP-DOWN APPROACH

Why deconstruct tissue down to a minimal component (single stem cell) and attempt to synthetically rebuild from the ground up? Starting with this top-down approach, we process harvested tissue to our proprietary base unit, which we believe is key for regenerating functionally-polarized tissue.

UTILIZATION OF THE HUMAN BIOREACTOR

We acknowledge the complexity of living tissue substrates and the limitations of synthetic systems. Our process is designed to quickly deliver the autologous-homologous polarized functional units for application to a patient, with the goal being tissue regeneration and expansion occurring on the patient over time.



SkinTE™
OsteoTE™
CartTE™
AdiposeTE™
MyoTE™
AngioTE™
NeuralTE™

PolarityTE® ‖ Pipeline Technologies, Platforms & Product Systems

Core "TE" Tissue Platform Technologies

Program	Platform(s)	Optimization & Development	Prototype Modeling	Registered & Commercially Available
Cutaneous & Integument	SkinTE			
Osseous MSK	OsteoTE			

Program	Platform(s)	Optimization & Development	Prototype Modeling	Clinical Development	Market Commercialization
Chondral MSK	CartTE				
Soft Tissue	AdipoTE				
Muscular MSK	MyoTE				
Peripheral Nerve	NeuroTE				
Large & Small BV	AngioTE				
Myocardial	CardTE				
Hepatic Parenchyma	LiverTE				
Urogenital	UroTE				
Gastrointestinal	BowelTE				
Pulmonary Parenchyma	PulmTE				


SkinTE
OsteoTE

Related Technology Derivatives (RTD) Programs

Program	Optimization & Development	Prototype Modeling	Clinical Development	Market Commercialization
[illegible]				
Composite Tissue Systems				
Advanced Cell/Tissue Devices				
Advanced Particles				
Advanced Fibers				



Advanced Research Center & Technology Platforms Programs

Program	Optimization & Development	Prototype Modeling	Clinical Development	Market Commercialization
Gene Transfer Systems				
Microbial Modulation				
Advanced Living [illegible]				
Oncologic Modulation				
Tolerance & Modulation				



Recent Notable Achievements

Accomplished in Preceding 12 Months

- Translation of SkinTEfrom Technology to Commercial Product
- Rollout of our Strategic and Staged Commercial Launch Process foSkinTE
- Hiring of new Chief Commercial Officer and Vice President of Market Access
- Build out of Regional salesforce with > 24 sales members
- Award of HCPCS product code for SkinTE Reimbursement
- Continued Head to Head Clinical Trials Comparing SkinTE to Skin Grafts
- Completion of Pilots Trials in Chronic Wounds (DFU & VLU) for Larger RCT
- Published abstracts, presentations and publications at clinical and scientific conferences
- Buildout of our New Scalable Biomedical Manufacturing Facility
- Development and Progression of our Pipeline, Platforms & Technologies
- Development of our RTD and ARC programs
- Corporate Growth > 160 employees and 22 Sales Team Members Nationwide
- An Experienced and Growing Management Team and BOD
- Initiation and Growth of the Polarity Contract Services and CRO
- Design, Development and Deployment of the PolarityTE RTA and Digital Face
- Continued Development and Acceleration of IP Estate
- The PolarityTE Vision and Pragmatic Translation of Technology Going Forward

PolarityTE®
Where Self Regenerates Self®

Starting with SKIN

PolarityTE®
Where Self Regenerates Self®

Tissue is NOT Simply Engineered – It Engineers Itself

Comparing Skin Substitutes to Actual Skin

Current Commercial Skin Substitutes


Acellular
Human acellular dermis
Silicon film
Nylon mesh
Collagen
Silicon
Collagen sponge and chondrotin-6-sulphate glycosanimnogylcan
Epidermal Autologous
Keratinocytes cell suspension
Cultured keratinocytes sheets
Cultured keratinocytes sheets
Microperforated hyaluronic acid membrane
Dermal Autologous
Cultured fibroblasts
Hyaluronic acid derived scaffold
Dermal Allogenic
Silicon film
Nylon mesh
Collagen
Cultured neonatal fibroblasts
PGA/PLA mesh
Cultured neonatal fibroblasts
Xenogenic Dermal
Acellular crosslinked porcine dermis
Epidermal/Dermal (Composite) Autologous
Cultured keratinocytes sheet
Microperforated hyaluronic acid membrane
Cultured fibroblasts
Hyaluronic acid derived scaffold
Epidermal/Dermal (Composite) Allograft
Cultured keratinocytes sheet
Fibroblasts
Collagen

VS.

Skin



PolarityTE®
Where Self Regenerates Self®

Understanding the Fundamentals of *REAL* Skin



Epidermis
Dermis
Hypodermis
Full-Thickness Skin

Skin is MUCH More than Keratinocytes

Compartment	Cells	Appendages & Structures	Function/Responses
Epidermis	Keratinocyte (predominant) Melanocyte	Rete Pegs	Protective barrier Pigmentation UV protection
Dermis	Langerhans cell Merkel cell Fibroblast Macrophage Mast cell Stem and Progenitor Cells	Hair follicle Sebaceous gland Eccrine sweat gland Apocrine sweat gland Naked nerve fiber Meissner's corpuscle Pacinian corpuscle Bulb of Krause Ruffini ending	Immunity (antigen presentation) Constant touch and pressure Static two-point discrimination Collagen/elastic fiber Ground substance Scavenger Allergic response Sebum Thermoregulation Sweat Pain Temperature Chemoreceptor Light touch Dynamic two-point discrimination Vibration Deep pressure Temperature (cold) Sustained pressure Temperature (hot)
Hypodermis	Adipocyte		Insulation Energy

The Problem with Regenerative Medicine – is Tissue Engineering

The Tissue Engineering Triad

Tissue engineering triads, single cell suspension, growth factors, monolayer cultures and synthetic scaffolds struggle to regenerate complete functional tissues and are often seen as foreign by the body



Signaling Molecules
(eg. PDGF, BMP)
Cells
(eg. osteoblasts, fibroblasts)
Scaffolds
(eg. $CaPO_4$, collagen)

A single cell, a molecule and/or scaffold struggles to regenerate functionally-polarized, hierarchically organized tissue.

Destruction of cell-to-cell, cell-to-tissue interactions disrupts and alters cellular function, physiology, differentiation and propagation.

We believe functional tissue generation requires the orchestration of living, dynamic, reactive, and intelligent systems which obey very basic biological laws deeply rooted in cell/tissue evolution.

Current Commercial Skin Substitutes



Acellular
Human acellular dermis
Silicon film
Nylon mesh
Collagen
Silicon
Collagen sponge and chondroitin-6-sulphate glycosaminoglycan
Epidermal Autologous
Keratinocytes cell suspension
Cultured keratinocytes sheets
Cultured keratinocytes sheets
Microperforated hyaluronic acid membrane
Dermal Autologous
Cultured fibroblasts
Hyaluronic acid derived scaffold
Dermal Allogenic
Silicon film
Nylon mesh
Collagen
Cultured neonatal fibroblasts
PGA/PLA mesh
Cultured neonatal fibroblasts
Xenogenic Dermal
Acellular crosslinked porcine dermis
Epidermal/Dermal (Composite) Autologous
Cultured keratinocytes sheet
Microperforated hyaluronic acid membrane
Cultured fibroblasts
Hyaluronic acid derived scaffold
Epidermal/Dermal (Composite) Allograft
Cultured keratinocytes sheet
Fibroblasts
Collagen

A Cell ± A Growth Factor ± A Scaffold ≠ Skin

PolarityTE®
Where Self Regenerates Self®

SkinTE™



An Entirely Different Approach to the neo-generation of Autologous Skin and Patient-Specific Wound Care

Acute and Chronic Wounds ‖ Trauma ‖ Burns‖ Surgical Reconstruction ‖ Scar Revision

SkinTE is intended to be used by physicians and other appropriate healthcare providers for autologous homologous uses of the skin and integumentary system. Patients who have suffered from an event, disease, process or who have an acquired defect that has resulted in the functional loss or absence of the skin and integumentary system can use SkinTE as an adjunct treatment and/or in place of split-thickness skin grafting, full-thickness grafting, temporizing skin coverage and/or skin substitute products.

SkinTE—Simply Put—Regenerates Skin

SkinTE™



Before



After

SkinTE Applied to Complex DFU Wound | Exposed Bone and Joint Space | 4 Months of Healing

SkinTE is intended to be used by physicians and other appropriate healthcare providers for autoglous homologous uses of the skin and integumentary system. Patients who have suffered from an event, disease, process or who have an acquired defect that has resulted in the functional loss or absence of the skin and integumentary system can use SkinTE as an adjunct treatment and/or in place of split-thickness skin grafting, full-thickness grafting, temporizing skin coverage and/or skin substitute products.

SkinTE || Simply Put || Regenerates Skin



SkinTE™


Before
After

SkinTE Applied to Complex Heel Defect || Exposed Bone, Tendon & Muscle || 12 Weeks of Healing

SkinTE is intended to be used by physicians and other appropriate health care providers for autologous homologous uses of the skin and integumentary system. Patients who have suffered from an event, disease, process or who have an acquired defect that has resulted in the functional loss or absence of the skin and integumentary system can use SkinTE as an adjunct treatment and/or in place of split-thickness skin grafting, full-thickness grafting, temporizing skin coverage and/or skin substitute products.

SkinTE ‖ Simply Put ‖ Regenerates Skin



SkinTE™

Before



After



SkinTE Applied to Diabetic Foot Ulcer‖ DFU Pilot Trial‖ 21 Days of Healing with SkinTE

SkinTE is intended to be used by physicians and other appropriate health care providers for autologous homologous uses of the skin and integumentary system. Patients who have suffered from an event, disease, process or who have an acquired defect that has resulted in the functional loss or absence of the skin and integumentary system can use SkinTE as an adjunct treatment and/or in place of split-thickness skin grafting, full-thickness grafting, temporizing skin coverage and/or skin substitute products.

Spectrum of Wounds

Acute Wound





Initial Wound: *The patient suffering from necrotizing fasciitis was left with an open wound with exposed muscle and tendon over his right lower extremity following surgical debridement. Refractory wounds following split-thickness skin grafting were treated with SkinTE in the provider's clinic.*

Mid-Stage Healing of SkinTE: *Three months following the single application of SkinTE in the clinic, the patient returned for routine follow-up. SkinTE regenerated full-thickness, functional skin within the wound bed and covered the previously exposed muscle and tendon. The donor site, which was closed primarily at the time of harvest, was also completely healed.*

Acute Traumatic Wound





Initial Wound: *Following a lawnmower injury, the patient was left with a wound on her right heel with exposed muscle, tendon and bone. SkinTE was deployed into this defect.*

Mid-Stage Healing of SkinTE: *Three months following the single application of SkinTE, SkinTE regenerated full-thickness functional skin within the wound bed and covered the previously exposed muscle, bone and tendon. The patient experienced limited donor site morbidity. The range of motion of her foot remained intact.*

Burn





Initial Wound: *2-year-old female who suffered acute scald burns to both arms, legs and chest presented to the Burn Unit.*

Early-Stage Healing: *One month following the acute scald burns, full-thickness skin regeneration is seen over areas that failed initial treatment with split-thickness skin grafts.*

Chronic Wound





Initial Wound: *Following a traumatic crush injury, the patient was left with a refractory wound over his left lateral foot. SkinTE was deployed into this defect in the provider's office.*

Mid-Stage Healing of SkinTE: *Six months following the application of SkinTE in the office, the patient experienced full-thickness, functional skin regeneration within the wound bed and the previously exposed bone was covered. The donor site, which was closed primarily at the time of harvest, was also completely healed.*

Post-Mohs Reconstruction



Initial Wound: *Following Mohs surgical excision, the patient was left with a full-thickness skin defect with exposed muscle over her philtrum. Due to her history of complications with traditional local flap reconstruction, the patient elected to utilize SkinTE.*



Early-Stage Healing: *One month following SkinTE deployment (done in the office), the patient experienced full-thickness skin regeneration over her exposed muscle with full three-dimensional contour restored without distorting the critical anatomical landmarks of the face. The donor site, which was closed primarily at the time of harvest, also healed completely.*

STSG Replacement



Initial Wound: *Following excision of the fibrotic skin graft, the patient was left with a large defect over the left chest with exposed pectoral within a scarred wound bed. SkinTE was deployed into this defect.*



Mid-Stage Healing of SkinTE: *Five months following the single deployment of SkinTE, SkinTE had generated full-thickness, hair-bearing skin within the fibrotic wound.*

Diabetic Foot Ulcer (DFU)



Initial Wound: *The patient had a full-thickness, persistent DFU over his left foot with exposed bone. The patient's wound failed conservative measure of treatment and, with the presence of exposed bone, presented a risk of underlying infection of the bone and made conventional treatment with skin grafting problematic. The provider elected to utilize SkinTE in the office.*



Mid-Stage Healing: *Four months following SkinTE deployment in the office, the patient experienced full-thickness skin regeneration over his exposed bone. The donor site, which was closed primarily at the time of harvest, also healed completely.*

Traumatic Injury



Initial Wound: *Following a motor vehicle collision, the patient was left with a full-thickness wound on his left foot with exposed joint, bone, muscle and tendon. SkinTE was deployed into this defect.*



Mid-Stage Healing of SkinTE: *Four months following a single application of SkinTE, SkinTE regenerated full-thickness functional skin within the wound bed and covered the previously exposed joint, bone, muscle and tendon. The patient experienced limited donor site morbidity. The range of motion of his foot remained intact.*


APWCA
AMERICAN PROFESSIONAL WOUND CARE ASSOCIATION
17th ANNUAL NATIONAL CLINICAL CONFERENCE
Baltimore, MD
September 6-8, 2018
apwca.org/2018

PRESS RELEASE

PolarityTE Awarded Best Presentation at the 2018 American Professional Wound Care Association 17th Annual National Clinical Conference for SkinTE Technology and Clinical Outcomes


2018
• Stable wound healing
• Repigmentation
• Formation of sweat and hair follicles
• 2-point discrimination intact
• "It feels like real skin" – Patient DM
APWCA

PolarityTE

SkinTE™: Functional Polarization and Hierarchical Organization

Comparative Anatomy

- ❑ Epidermal, dermal and hypodermal compartments
- ❑ A dermal/epidermal junction with rete pegs
- ❑ Appendages (hair follicles, glands) and regenerative structures
- ❑ Skin that acts like skin



Native Skin
Autologous SkinTE™
SkinTE
OTS Advanced Skin Substitute Product

Comparing Native Skin to SkinTE and A Common Off-the-Shelf Tissue Product. Comparative analysis of ancillary histology (hematoxylin & eosin staining) between native skin (upper panel), SkinTE (middle panel) and a common "off-the-shelf" advanced wound care product (bottom panel). The images and data presented here are from pre-clinical studies.

SkinTE



Native Skin



Comparing SkinTE™ to Native Skin. Comparative of analysis of ancillary histology between SkinTE™ (left) and native skin (right). Ancillary stains include: Hematoxylin and Eosin, Trichrome and Periodic Acid-Schiff. The images and data presented here are from pre-clinical studies.

SkinTE™ Compared to Commercially Available Skin Substitutes

Skin is Much More than a Single Layer of Cells Providing a Barrier – Skin is the Largest Organ In The Human Body And Requires Regeneration Of All Components For Normal Function

SkinTE

" [W]ithout the component of the recipients own distinct epithelium and cellular skin elements, permanent skin replacement or coverage by the graft cannot be accomplished...[and]...sufficient data is available to establish distinct inferiority to human skin autografts and preclude their designation as skin equivalence." -Conclusions from CMS on all current skin substitute wound care products*

Tissue Product	Cellular	Tissue Source	Regenerative Stem Cell Niche	Cellular Architecture & Interfaces	Regenerates Full -Thickness Functional Skin & Appendages (Hair, Glands etc.)
SkinTE	Yes	Autologous Full-Thickness Skin	Yes	Yes	Yes
Animal Collagen Scaffolds	No	Xenograft Collagen	No	No	No
Acellular Dermal Matrix	No	Allogeneic Acellular Dermis	No	No	No
Amnio-placental Membranes	Yes/No	Allogeneic Human Amnion	No	No	No
Cultured Keratinocytes on Matrices	Yes	Allogeneic Neonatal Foreskin	No	No	No
Allograft (Cadaveric) Skin	Yes	Allogeneic Human Skin	No	No	No
Cultured Epithelial Autograft (CEA)	Yes	Cultured Epidermal Cells+ Mouse Cells (Xenograft)	No	No	No

*Local Coverage Determination (LCD): Wound Application of Cellular and/or Tissue Based Products (CPTs), Lower Extremities (L36690) 1/2017; Local Coverage Determination (LCD): Application of Skin Substitutes (L36466) 10/2017; Local Coverage Determination (LCD): Application of Bioengineered Skin Substitutes to Lower Extremity Chronic Non-Healing Wounds (L35041) 5/2017.

PolarityTE®
Where Self Regenerates Self®

What is SkinTE™ ?

For the repair, reconstruction & replacement of full-thickness skin

SkinTE is a human cellular and tissue-based product derived from a patient's own skin to regenerate full-thickness, functionally-polarized skin with all of its layers (epidermis, dermis and hypodermis) and appendages, including hair follicles and glands.

For the autologous homologous treatment of skin tissue

- Wounds (acute & chronic)
- Surgical reconstruction events
- Burns (acute, subacute & burn reconstruction)
- Scar revision
- Traumatic injuries
- Replacement of skin grafts or failed flap coverage

Clinical Use of SkinTE in Refractory Wound[3]



Before treatment



Midstage healing after treatment with SkinTE



SkinTE™
For the repair, reconstruction & replacement of full-thickness skin
SkinTE is a human cellular and tissue-based product derived from a patient's own skin to regenerate full-thickness, functionally-polarized skin with all of its layers (epidermis, dermis and hypodermis) and appendages, including hair follicles and glands.
For the autologous homologous treatment of skin tissue[1]
Wounds (acute & chronic)
Surgical reconstruction events
Burns (acute, subacute & burn reconstruction)
Scar revision
Traumatic injuries
Replacement of skin grafts or failed flap coverage
FOR MEDICAL PROVIDERS | www.PolarityTE.com | www.PolarityTE.com/products/SkinTE
PolarityTE

SkinTE is intended to be used by physicians and other appropriate healthcare providers for autologous homologous uses of the skin and integumentary system. Patients who have suffered from an event, disease, process or who have an acquired defect that has resulted in the functional loss or absence of the skin and integumentary system can use SkinTE as an adjunct treatment and/or in place of split-thickness skin grafting, full-thickness grafting, temporizing skin coverage and/or skin substitute products.

SkinTE™ ‖ A Simple Approach to Complex Problems

Chronic Ulcer Refractory to Split Thickness Skin Graft

Failed Multiple Skin Grafts and Refractory to Advanced Wound Care

Patient Overview:

Middle-aged male who suffered injuries during a motor vehicle collision to both his left and right lower extremities two years prior. At the time of injury, both his right lower extremity (RLE) and (LLE) were treated with the clinical standard of care (Skin Grafts). The skin graft to the left leg successfully took and is depicted in the figure below after two years of healing. The right leg failed multiple skin grafts and advanced wound care therapies over the course of two years, resulting in an open chronic wound.



2-Year-Old Chronic Refractory Wound on the Patient's Right Lower Extremity

2-Year-Old Previously-Placed Skin Graft Located on the Patient's Contralateral Left Lower Extremity

Right leg; 2 years of failed treatments

Left leg: 2 years following a skin graft



1. Provider uses materials from the all-inclusive Harvest Box to take a small, full-thickness skin sample from the patient and return it to PolarityTE in the provided parcel
PolarityTE
2. PolarityTE manufactures SkinTE
3. SkinTE is contained within a syringe and is returned to provider in an all-inclusive Deployment Box as soon as same day
4. Provider applies SkinTE to patient's wound/defect, covers with dressings and cares for wound/defect similar to standard of care for skin grafts
Welcome to the Shift™
SkinTE



SkinTE™
For the repair, reconstruction & replacement of full-thickness skin

Progression of Healing Following a Single Application of SkinTE[2]

Sequential 12 Week Progress – Representing Early Healing Events Over Time



SkinTE Following application of SkinTE to the right leg's chronic and refractory wound the healing was monitored over and sequentially imaged in order to monitor progression of epithelialization, regeneration of appendages and neodermal development.

SkinTE " If I had to choose between SkinTE and another skin graft, I would choose SkinTE every time because it is actually working, and you do not have a huge area of healthy skin removed that also then needs to heal, like with traditional skin grafts" - Devon, a SkinTE Patient

PolarityTE®
Where Self Regenerates Self®

Progressive Healing || Progressive Sensation & Bio-impedance

Progressive Healing Through Appendage Development and Propagation Drives Functional Skin Formation

Progression of Healing Following a Single Application of SkinTE[2]

Sequential 12 Week Progress – Representing Early Healing Events Over Time



Following application of SkinTE to the right leg's chronic and refractory wound the healing was monitored over and sequentially imaged in order to monitor progression of epithelialization, regeneration of appendages and neodermal development.

Sensation and Bio-Impedance



2-Point Discrimination Threshold (cm)
8
6
4
2
0
NS
*
SkinTE
Native Skin
STSG



c.
SkinTE
Native Skin
STSG
Relative Percent Bioimpedance (%)
30
20
10
0
NS
*
Moisture
Oil
Pliability

Comparing the Appendages: SkinTE vs. Native Skin



Confocal Merge
Confocal Dual
ESEM
Stereoscopic
HF Native Skin
HF SkinTE

Molecular Fingerprinting of the Hair Follicle: SkinTE vs. Native Skin



Comparative Raman Spectroscopic Fingerprinting of Hair Follicles
Raman Intensity (cps)
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
HF SkinTE
HF Native Skin
Δ HF SkinTE :HF Native Skin
1500
1400
1300
1200
1100
1000
900
800
700
600
Raman Shift (cm-1)

PolarityTE®

We Need More than Great Technologies

We Need Great Tangible & Pragmatic Products



Welcome to the Shift™
SkinTE
SkinTE
Instructions for Use
UN3373
Small
PolarityTE



60mL
50
40
30
20
10

Our GOAL || Our CAUSE || Our BELIEF || Our PRIORITY

1. A Totally DIFFERENT and BETTER Technology
2. The EASY Technology for ALL to use
3. LOWER COST and IMPROVING Health Economics
4. SIMPLE Reimbursement that WORKS for All Parties

PolarityTE

SkinTE || Designed and Developed for ALL

From a small piece of tissue to the regeneration, replacement and/or reconstruction of full -thickness, hair -bearing skin



Welcome to the Shift™
SkinTE
PolarityTE
Small
UN3373



Video
PolarityTE
SkinTE

- Immediate Turnaround of a Patient Specific Tissue Product
- No Cost to Stock in Inventory
- Simple Dressing Application Following Deployment
- Permanent Autologous Skin Regeneration
- Single Application of SkinTE Product
- Products Grows, Expands, Organizes and Assembles on Patient
- Expansion Ratio ~ 1: 2,000
- Lower Price Point than Other Skin Substitutes

Intended to be used by physicians and other appropriate healthcare providers for homologous uses of the skin and integumentary system. Patients who have suffered from an event, disease, process or who have an acquired defect that has resulted in the functional loss or absence of the skin and integumentary system can use SkinTE as an adjunct treatment and/or in place of split-thickness skin grafting, full-thickness grafting, temporizing skin coverage and/or skin substitute products.

Product Designed for All

SkinTE was specifically designed to reduce barriers to regenerative wound care treatment for patients, providers and facilities

Medical Providers

Surgeons, Medical Doctors, Physician Assistants, Nurses, Wound Care Providers, Medics

Patient Wounds

Acute wounds, chronic wounds, acute burns, burn reconstruction, scar revision, surgical reconstruction, replacement of skin grafts

Facility Locations

Wound Clinics, Doctors Offices, Operating Rooms, Emergency Departments, Inpatient Bedside, Forward Operating Centers and Humanitarian Efforts

SkinTE™ ‖ Waging War on Skin Grafts

SKIN GRAFTS - LIMITED DONOR SKIN

NATIVE DONOR SKIN IS LIMITED: Full-thickness autograft skin, which is currently the only way to deliver full-thickness, functional skin to a patient, is extremely limited because it requires closure of the donor site and a patient's own skin is finite – thus, full-thickness therapy can only be used for small defects/wounds.

SCAFFOLDS AND MATRICES - NO CELLS

SCAFFOLDS AND MATRICES LACK CELLS AND ARE NOT LIVING: Acellular scaffolds or matrices lack the innate ability to regenerate tissue and rely on surrounding tissue in-growth and, ultimately, secondary skin grafts for definitive coverage.

ALLOGENEIC/XENOGENEIC CELLS & TISSUES

FOREIGN CELLS AND TISSUES ARE REJECTED BY THE IMMUNE SYSTEM: Another person's cells or animal cells are often rejected and can result in scarring, leaving a wound reliant on native healing or secondary surgery to attain coverage.

INCOMPLETE CELL POPULATIONS

SKIN IS MUCH MORE THAN JUST KERATINOCYTES AND FIBROBLASTS: The current standard of care – split-thickness autograft skin – replaces only the top layer of skin, leaving out the stem cell niche, functional layers of tissue and appendages, which we believe are vital for regeneration. This often results in a healed barrier that contracts and scars with limited to no function.

Different Cells and Structures Exist at Different Layers within the Skin – Taking Only Some of them Prevents the Regeneration of Full-Thickness Hair-Bearing Skin


Epidermis
Dermis
Follicular bulge
Split thickness
Full thickness


Video

Skin Grafts Do Not Capture the Necessary Cells and Structures to Regenerate Full-Thickness Hair-Bearing Skin nor Can they Expand to Cover Large Surface Areas on the Body


Split-Thickness Skin Grafts
Epidermis
Dermis
Follicular bulge
Split thickness
Full thickness


Harvest Locations for Full-Thickness Skin Graft

SkinTE™ vs. Skin Grafts—Donor Sites DO Matter

Skin Graft Donor Site @ 2 years Following Dermatome




Split-Thickness Skin Grafts

Consider Donor Site(s)

- Size and Expansion
- Pain
- Scar
- Type of Facility
- Type of Provider

SkinTE Harvest Site Following Primary Closure



Mark Site



Excise Graft



Primary Closure


Skin Harvest Site
1.5 cm
1 cm
Minimum Actual Size

PolarityTE®
Where Self Regenerates Self®

STSG: Limitations of the Current Clinical Standard of Care

Skin grafts are incomplete skin since deeper regenerative cells are left behind at the donor site

LIMITATIONS OF THE SKIN GRAFT

- An Incomplete Cutaneous Tissue
- Lacks Stem Cells for Appendages
- Limited to Re-epithelialization
- Creation of a Donor Site Scar
- Requires Surgery/Surgeon/Anesthesia
- Sheet Structure Leads to Shear


Epidermis
Dermis
Follicular bulge
Split thickness
Full thickness


Keratinocyte Migration
While Devoid of Deeper
Regenerative Cellular
Entities and Structures


Mesh Graft Day 5


1 Year Post Graft

PolarityTE
Where Self Regenerates Self™

SkinTE™ || A Different Way of Healing

Skin Graft Healing Process


Video

SkinTE Healing Process


Video

PolarityTE®
Where Self Regenerates Self®

Expansion and Growth on the Patient || Human Bioreactor

SkinTE™ was designed and developed to treat a full spectrum of defects and conditions of the skin in a manner which truly promotes an d utilizes the concept of self regeneration early on in the healing process – Where Self Regenerates Self®

Replacing Skin Grafts with SkinTE

Replacement of fibrotic keloid scar, resulting from conventional skin graft, with SkinTE status on Ten year-old male, status post two year follow up for flame burn to left chest, axilla, upper extremity and neck

Progressive healing, propagation and formation of pigmented skin from within the wound bed (encircled numbers) and resolution of linear margin scar from excision (block arrows) over two, four and six week time periods



Excision of Split-Thickness Skin Graft (Intraoperative)
a.
SkinTE™ Treated Wound Bed & ROIs (2 Weeks Post-Op)
b.
STSG
① ② ③ ④ ⑤ ⑥
SkinTE™ Treated Wound Bed & ROIs (4 Weeks Post-Op)
c.
STSG
① ② ③ ④ ⑤ ⑥
SkinTE™ Treated Wound Bed & ROIs (6 Weeks Post-Op)
d.
STSG
① ② ③ ④ ⑤ ⑥

SkinTE

PolarityTE®

SkinTE™ || Replacement of Split-Thickness Skin Grafts

SkinTE Following Replacement of Split-Thickness Skin Graft in Fibrotic Wound Bed
Conducting Pinch Test of SkinTE at 6 months



Punch Biopsy of SkinTE Depicts All Layers of Full-Thickness Skin and Appendages
Rete Pegs Located at Epidermal/Dermal Junction Prevent Shear Skin


Epidermis
Dermis
Hypodermis
Subcutaneous Fat
Cornified Pigmented Epidermis
Rete Pegs of Dermal-Epidermal Junction


Native Skin
SkinTE™
Dermascope
[ROI] Dermascope
HF
HF


Comparative Molecular Fingerprinting of SkinTE™ vs. Native Skin
Native Skin
SkinTE
Raman Intensity (cps)
Raman shift (cm-1)
240
220
200
180
160
140
120
100
80
60
40
20
0
-20
-40
3000
2500
2000
1500
1000
500

SkinTE™ Biopsy || Correlative Layers of Skin

Patient Punch Biopsy of SkinTE Depicts All Layers of Full-Thickness Skin
Rete Pegs Located at Epidermal/Dermal Junction which Prevent Shear Skin


Haematoxylin and Eosin
Periodic Acid Schiff
Trichrome Blue
Epidermis
Dermis


Stratum Corneum
Stratum Lucidum
Stratum Granulosm
Stratum Spinosum
Stratum Basale
Dermal/Epidermal Junction: Rete Pegs
Papillary Dermis
Reticular Dermis
Epidermis
Dermis


Epidermis
Dermis
Hypodermis
Subcutaneous Fat

SkinTE™ || Coverage of Failed Areas of Skin Grafts

Acute Scald Burn to torso, genatialia, thighs in a 2-year-old
Areas of failed skin graft treated with SkinTE
SkinTE – Progression over 1 Month


Welcome to our
KEY OPINION LEADER SUMMIT
for SkinTE™

Before



After


SkinTE
STSG
Contraction

PolarityTE®
Where Self Regenerates Self®

Commercialization Updates

for SkinTE™



SkinTE™ || Planned Commercialization and Staged Growth

Complete — **STAGE 1: Product Development**

SkinTE product development with the goal of the easy product to choose and simple product to use

Complete — **STAGE 2: FDA 361 HCT/P Process Verification(s)**

FDA regulatory processes for verified registrations and site inspection with SkinTE as a human cell/tissue product 361 HCT/P

Completing — **STAGE 3a: Commercial- Limited Market Release**

Controlled release of commercial tissue product to specific centers for use across full spectrum of conditions with associated publications

In-Process — **STAGE 3b: Parallel Head-to-Head Trials**

Strategic head-to-head trials against current standard of care (STSG) – Prospective multi-centered trials with associated publications

Activated — **STAGE 4a: Commercial- Regional Market Release**

Strategic commercial release with sales growth focus in large metropolitan areas PolarityTE sales and clinical operations teams

STAGE 4b: Commercial- National Market Release

Correlate sales growth metrics and kinetics and initiate national release with direct sales and +/- distribution partner

STAGE 5: Commercial- Full Scale Market Release

Correlate sales growth metrics and kinetics and initiate full-scale release with direct sales and +/- distribution partner in both national and international sectors


SkinTE
Commercial
Studies
Commercial – Limited Market Release (β)
Commercial – Targeted Regional Market Release
Commercial – National Market Release
Commercial – Full-Scale Market Release
Prospective Multicentered (3) Trial: Head to Head vs. STSG
Chronic Wound Pilots and RCT Studies
Constant Growth of Commercial Data Packages

Current Addressable Markets

United States Markets

Relative Wound Incidence



Relative Wound Size



Relative Market Size



Burn Wounds
127 Burn Centers
>$3 Billion Addressable Market

Surgical Reconstruction & Traumatic Wounds
600 Level I-III Trauma Centers
>$23 Billion Addressable Market

Chronic Wounds
> 2,000 Wound Care Centers
>$24 Billion Addressable Market

Worldwide Wound Prevalence, Trends & Markets[1]


Burn Wound Prevalence Worldwide: 2012-2017
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Millions
2012
2013
2014
2015
2016
2017
Burn wounds (outpatient)
Burn wounds (medically treated)
Burn wounds (hospitalized)


Surgical and Traumatic Wound Presence: 2012-2017
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
0.0
Millions
2012
2013
2014
2015
2016
2017
Surgical Wounds
Traumatic Wounds
Lacerations


Chronic Wound (Ulcer) Prevalence Worldwide: 2012-2017
70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Millions
2012
2013
2014
2015
2016
2017
Pressure Ulcers
Venous Ulcers
Diabetic Ulcers

Global markets for tissue engineering and regenerative medicine is expected to grow to > $100 billion by 2022, with a five-year CAGR of 26.0%

Worldwide prevalence of wounds is exponentially rising in all categories, and expected to reach >250 million wounds by 2020

1. Worldwide Wound Management, Forecast to 2024: Established and Emerging Products, Technologies and Markets in the Americas, Europe, Asia/Pacific and Rest of World. *MedMarket Diligence.* 2017; Report #S251

PolarityTE®
Where Self Regenerates Self®

Commercialization of the SkinTE™ Tissue Product

2018	2019	2020
Limited Market Release	**Regional Market Release**	**Full National Release**
Deep Product Insight Controlled Logistics KOL Development Early Evidence	SkinTE Q-Code Market Segmentation Multi-Tier System Approach Targeting Timelines & Continued Evidence	Polarity Sales Team Covering Entire US Following National Medical Conferences SkinTE Publications Anticipated

Defect Sizes (cm^2)



Percentage (%) of Defects
30%
25%
20%
15%
10%
5%
0%
0-49
50-199
200-999
1000-1999
>2000

Types of Defects



Percentage (%) Defects Treated
60%
50%
40%
30%
20%
10%
0%
Burns
Surgical
Wounds

Requested Delivery Times (Days)



Percentage (%) of Products Produced
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
1
2
3
>4

*Metrics as of 8/31/18

The PolarityTE "Nodes"

- High Volume/Large Population Areas
- Improve Regional Logistics
- Further Reduce Turn-around and COGS



PolarityTE®
Where Self Regenerates Self®

SkinTE™ ‖ A Comprehensive Approach to Skin Regeneration

Approach From ALL Directions



Welcome to the Shift™
SkinTE
PolarityTE
1. Provider uses materials from the all-inclusive Harvest Box to take a small, full-thickness skin sample from the patient and return it to PolarityTE in the provided parcel
PolarityTE
2. PolarityTE manufactures SkinTE
3. SkinTE is contained within a syringe and is returned to provider in an all-inclusive Deployment Box as soon as same day
4. Provider applies SkinTE to patient's wound/defect, covers with dressings and cares for wound/defect similar to standard of care for skin grafts

- Regeneration of Autologous Permanent Skin
- A Product Designed for ALL Providers, Facilities and Settings
- Free of Carrying or Inventory Cost to Provider
- Drive Forward Cost-Reduction and Improve Health Economics
- Simple, Sensible Reimbursement Systems
- Comprehensive Product & Technology Support



SkinTE™
For the repair, reconstruction & replacement of full-thickness skin
SkinTE is a human cellular and tissue-based product derived from a patient's own skin to regenerate full-thickness, functionally-polarized skin with all of its layers (epidermis, dermis and hypodermis) and appendages, including hair follicles and glands.
For the autologous homologous treatment of skin tissue[1]
• Wounds (acute & chronic)
• Surgical reconstruction events
• Burns (acute, subacute & burn reconstruction)
• Scar revision
• Traumatic injuries
• Replacement of skin grafts or failed flap coverage
FOR MEDICAL PROVIDERS | www.PolarityTE.com | www.PolarityTE.com/products/SkinTE
PolarityTE
Where Self Regenerates Self

A Totally Different Product ‖ A Totally Different Type of Support



Verizon
1:13 PM
53%
PolarityTE
RTA
Log In
Sign Up

24-Hour Product Support with PolarityTE RTA



Delivered

The PolarityTE Real-Time Assistant (RTA) application is a HIPAA-compliant product support tool to facilitate communication between PolarityTE and providers.

PolarityTE®

PolarityTE®
Real-Time Assistant App

A face-to-face consultation with a PolarityTE® physician 24 hours a day.


Verizon
11:42 PM
PolarityTE
RTA

A New Way to Communicate and Use PolarityTE® Products: The PolarityTE® Real-Time Assistant App for iOS, Android and Computer Systems Allows Peer -to-Peer Support Between Medical Professionals and PolarityTE ® Physicians 24-hours a Day Using: Video Chat, Text, Email, Call, Video/Image Submission and Product Tracking

Reimbursement for SkinTE ‖ Keep it Simple


2018 REIMBURSEMENT GUIDE: PROVIDER
Provider Coding and Payment for Procedures Using SkinTE™
SkinTE
SkinTE™
REIMBURSEMENT GUIDE
For the repair, reconstruction & replacement of full-thickness skin
SkinTE is a human cellular and tissue-based product derived from a patient's own skin to regenerate full-thickness, functionally-polarized skin with all of its layers (epidermis, dermis and hypodermis) and appendages, including hair follicles and glands.
For the autologous homologous treatment of skin tissue[1]
Wounds (acute & chronic)
Surgical reconstruction events
Burns (acute, subacute & burn reconstruction)
Scar revision
Traumatic injuries
Replacement of skin grafts or failed flap coverage
FOR MEDICAL PROVIDERS | www.PolarityTE.com | www.PolarityTE.com/products/SkinTE
PolarityTE®
Where Self Regenerates Self®

Access to the product sparking a paradigm shift

SkinTE is available for patients who have functional loss or void of skin/ integument systems. SkinTE can be used as an adjunct and/or in place of skin grafting, temporizing skin coverage and/or skin substitute products.

- A Simple and Sensible Reimbursement System with Basic Codes
- A Goal to Drive Forward Cost-Reduction and Improve Health Economics
- Pass the Savings on to the Patient, Provider and Payer

PolarityTE®
Where Self Regenerates Self®

Next Platform Product on the Horizon


OsteoTE
Welcome to the Shift®
PolarityTE

OsteoTE
Welcome to the Shift®

Registered December 2018


Welcome to the Shift®
OsteoTE™
PolarityTE

OsteoTE™ is an autologous – from the patient, for the patient – product intended for bone repair, reconstruction, replacement, supplementation and regeneration, including in the long bone, craniomaxillofacial, spine, dental, hand and foot/ankle markets.


Pre-Treatment
Post OsteoTE
Craniomaxillofacial
Long Bone
Spine

OsteoTE™ – Regeneration of Bone in Critical Defects


Week 0
Week 8


Pre-Defect Native (CT)
Defect-Native (Gross)
Defect Native (CT)
a.
b.
c.
1
2
Post-Defect Treated (CT)
Post-Defect Treated (CT) - [ROI] 3-D Surface Plot
d.
e.
1
2
1
2
Micro-CT
1
2
Surface Plot

Comparative Imaging of CLICSAM Substrate in Critical Sized Cranial Defect Model System. (a.) Three dimensional (3-D) micro computed tomography (micro-CT) native cranial bone displaying pre-defect left parietal and right parietal bones of *in vivo* model system at timepoint T^{PDN}. (b.) Gross image of surgically-created, complete, bi-parietal critical sized defects of both the left and right parietal bones within the *in vivo* model system at timepoint T^{0}. (c.) 3-D micro-CT of surgically-created, complete (full-thickness), bi-parietal critical sized defects of both the left and right parietal bones within the *in vivo* model system. ① Indicates the right parietal bone region with 8 mm diameter defect at timepoint T^{0} which was un-treated and maintained as the defect control throughout study. ② Indicates the left parietal bone region with 8 mm defect which was treated with the osseous-derived CLICSAM substrate and maintained as the defect-treated control throughout the study. (d.) 3-D micro-CT of surgically-created, complete, bi-parietal critical sized defects of both the left and right parietal bones within the *in vivo* model system at 4 weeks post-procedure and intervention (timepoint $T^{PPI\text{-}4WK}$). ❶ Indicates the un-treated right parietal bone region (defect control) at 4 weeks. ❷ Indicates the treated left parietal bone region (CLICSAM treatment) at 4 weeks. (e.) Depicts the relative margins of the primary bi-parietal defects (dotted circles) at time point T^{0}; ROI (broken line box) indicates zoomed comparison of 4 weeks post-treatment defects of 3-D micro-CT and correlative 3-D thermal spectrum colored surface plot indicating relative surface depth and volumetric contour. Abbreviations: Pre-defect Native Timepoint (T^{PDN}): timepoint at which native skull was imaged prior to creation of defect; Defect Native Timepoint (T^{0}): timepoint at which complete (full-thickness) 8 mm critically sized defects were created in parietal skull regions; Post-procedure and intervention at 4 weeks timepoint ($T^{PPI\text{-}4WK}$): timepoint at which 4 weeks have passed since the defects were created +/- treated with intervention.

Polarized Interfaces Drive Vascularized Osteogenesis


Native Bone
Defect Control
Auto Bone Plate
OsteoTE
OsteoTE + BG^ALLO
OsteoTE + DG^ALLO
DBM + BMP2

Comparing OsteoTE™ to Native Bone and Other Products


Native Bone
OsteoTE
OsteoTE + BG^ALLO
OsteoTE + DG^ALLO
Autologous Bone Plate
DBM + BMP2

OsteoTE

DBM + BMP2



OsteoTE™: Molecular Fingerprints Drive Functional Tissues

Integrative Angiogenesis and Osteogenesis Correlate this with Functional Outcomes and Tissue Fingerprints

Angiogenesis Profile　　　　Osteogenesis Profile





Load (N)
Displacement (mm)
OsteoTE +BG
OsteoTE +DG
OsteoTE
Native Bone
Auto Bone Flap
Defect Control
DBM + BMP2



Native Bone
Defect Control
Auto Bone Plate
OsteoTE
DBM + BMP2



Native Bone
Defect Control
Auto Bone Plate
DBM + BMP2
OsteoTE

OsteoTE



Welcome to the Shift™
OsteoTE
PolarityTE

OsteoTE Preclinical Completed

- CMF
- Long Bone
- Spinal Fusion

Autologous Bone Graft | DBM + BMP2 | AHBC



Autologous Bone Graft | DBM + BMP2 | AHBC





Frequency of Fusion vs. No Fusion
% Fused
100
80
60
40
20
0
*
*
Autograft
DBM + BMP2
AHBC



Bone Mineral Density
BMD (mg/ml)
500
400
300
200
100
0
*
*
Autograft
DBM+BMP2
AHBC

PolarityTE®
Where Self Regenerates Self®

PolarityTE® || YES – WE ARE DIFFERENT

PolarityTE & Paradoxical Innovation

- A Different Technology, Team, View, Approach and Cause
- We Know We Are Different and We Take Pride in This
- We ARE NOT and WILL NOT Be a Single Product Type of Company
- We Will Continue to Focus on Executing and Delivering
- Our Focus is Innovation – not Iteration
- Innovation has "no checklists, normatives and practices"
- We Seek to Design More Than an Acute Concept - We Seek Entire Systems
- "The Uniqueness Paradox" - New is Sometimes/Often Scary

Innovation is NOT Always What is Asked For



"IF I HAD ASKED PEOPLE WHAT THEY WANTED, THEY WOULD HAVE SAID: FASTER HORSES..."
Henry Ford
PolarityTE

It Evolves…

PolarityTE®
Where Self Regenerates Self®

The PolarityTEAM: Management



Denver Lough, MD, PhD
Chief Executive Officer & Chairman
Chief R&D Officer
Johns Hopkins Hospital & School of Medicine



Edward Swanson, MD
Chief Operating Officer
Johns Hopkins Hospital & School of Medicine



Paul Mann CFA, MSE
Chief Financial Officer
Highbridge Capital



Cameron Hoyler, JD
EVP Corporate Development & Strategy
General Counsel
King & Spalding LLP



Nikolai Sopko, MD, PhD
Chief Scientific Officer & VP R&D
John Hopkins Hospital & School of Medicine



Jennifer Burdman, JD
Chief Intellectual Property Officer & Deputy General Counsel
King & Spalding LLP



Mark Lehman, J.D.
Chief Legal Officer
Parsons Behle & Latimer



Holly Kramer, JD
Chief Compliance Officer & Privacy Officer
Pfizer



Caroline Garrett, DVM, DACLAM
Chief Veterinary Officer
Johns Hopkins Hospital & School of Medicine



Maurice Nahabedian, MD, FACS
Chief Surgical Officer
Georgetown University Hospital & School of Medicine



Stephen Milner, MD, DDS, DSc, FACS
Chief Clinical Officer
Johns Hopkins Hospital & School of Medicine



Michael Neumeister, MD, FRCSC, FACS
Chief Medical Officer
Southern Illinois University School of Medicine



Matt Kemp
Chief Commercial Officer
Dendreon Pharmaceuticals



David Blum, MA, PhD
Chief Design & Technology Officer
Johns Hopkins Hospital & School of Medicine



Ivy Estabrooke, MS, PhD
Vice President of Corporate and Government Programs
Department of the Navy



Rich Haerle MBA, MPH
Vice President Investor Relations
Deutsche Bank



Angela Ziegler
Vice President Marketing
Dendreon Pharmaceuticals



Ryan Mathis MD
Vice President Clinical Operations
Georgetown University Hospital & School of Medicine



Naveen Krishnan, MD
Vice President of Functional Analytics
Georgetown University Hospital & School of Medicine

PolarityTE®
Where Self Regenerates Self®

The PolarityTEAM: Board of Directors



Minnie Baylor -Henry Pharm.D., JD
Director
- Former Johnson & Johnson VP Worldwide Regulatory Affairs; Deloitte National Director Regulatory Affairs Life Sciences.
- Former FDA Director/Branch Chief – Division of Drug Marketing, Advertising and Communications, National Health Fraud Coordinator – Office of Regulatory Affairs/ Federal/ State Relations, and Regulatory Review Officer
- Currently, Director at scPharmaceuticals, Inc.



Peter Cohen, MBA
Lead Independent Director
- Former Board Member of the NYSE and Chairman and CEO of Cowen Inc.
- Member of the Board of Directors of Quadrant Biosciences, Inc., and Vice Chairman and Lead Director of the Board of Directors of Scientific Games Corporation. Served on The Federal Reserve International Capital Markets Advisory Committee, American Express, The Depository Trust Company, Telecom Italia SpA, Olivetti SpA, and Kroll Inc.



Willie Bogan JD, MA
Director
- Previously Associate General Counsel and Corporate Secretary of McKesson Corporation
- Stanford Law School JD
- Rhodes Scholar, Oxford University MA in Politics and Economics
- Dartmouth College Phi Beta Kappa and Summa Cum Laude



Ramses Erdtmann
Director
- Managing Partner at Point Sur Investors, a biotech investment fund focused on innovative therapies. Formerly at Pharmacyclics and remained with AbbVie as a consultant until 2016 post the acquisition of Pharmacyclics by AbbVie
- Grew Pharmacyclics from 47 employees and a market cap of $20 Million, to 634 employees and a market cap of $21 Billion



Jon Mogford, PhD
Director
- Vice Chancellor for Research, Texas A&M University System: 11 universities, 7 state agencies, 30K faculty, 135K students, $945M annual budget
- Former Deputy Director of the Defense Advanced Research Projects Agency (DARPA), Defense Sciences Office (DSO)



Jeff Dyer, MBA, PhD
Director
- Horace Beesley Professor of Strategy at Brigham Young University and at the Wharton School, University of Pennsylvania. Internationally recognized strategy and innovation expert. Author of business best-sellers The Innovator's DNA and The Innovator's Method, research publications in in Forbes, Economist, Fortune, BusinessWeek, Wall Street journal, and Harvard Business Review (most published strategy scholar in HBR)



David Seaburg
Director
- Managing Director and Head of Sales Trading at Cowen, a leading healthcare franchise in equities research, sales and trading and investment banking.
- As a CNBC Fast Money Contributor he provides regular on-air market commentary for the network



Steve Gorlin
Director
- Vice Chairman of NantKwest
- Founder of Hycor Biomedical, Inc. (acquired by Agilent), Theragenics Corporation, CytRx Corporation, Medicis Pharmaceutical Corporation (acquired by Valeant for $2.6B), EntreMed, Inc., MRI Interventions (MRIC), Medivation (acquired by Pfizer for $14B), MiMedx (MDXG), and current



Denver Lough, MD, PhD
Chairman, Chief Executive Officer & President

PolarityTE®
Where Self Regenerates Self®

The PolarityTEAM - Clinical Advisory Board



Martin C. Robson, MD, FACS, Hon. FRCS, Hon. FRACS
Emeritus Professor at the University of South Florida, President American Burn Association, Wound Healing Society
William L. Hickerson, MD, FACS
Chief of Burn Surgery and the Professor of Plastic Surgery at the University of Tennessee, Medical Director of the Firefighters' Burn Center
Jeffrey W. Shupp, MD
Director Burn Center MedStar, Uniformed Services University of the Health Sciences in Washington, D.C., Associate Professor of Biomedical Engineering
Mark S. Granick, MD
Professor and the Chief of Plastic Surgery at Rutgers New Jersey Medical School
David J. Smith, Jr., MD
Richard G. Connar Professor & Chairman, Department of Surgery University of South Florida
Gerhard S. Mundinger, MD
Director of Plastic Surgery Children's Hospital of New Orleans, Assistant Professor of Cell Biology & Anatomy Louisiana State University
Michael W. Neumeister, MD, FRCS(C), FACS
Chair and Professor Department of Surgery Chairman of the Division of Plastic Surgery
Wayne J. Saunders, DMD
Chief of Oral and Maxillofacial Surgery and Dentistry, St. Luke's University Hospital
Stephen Milner, MD, DDS, DSc, FRCSE, FACS
Johns Hopkins Hospital Burn Center Director
Michael Callahan, MD, DTM&H, MSPH
Massachusetts General Hospital, Harvard Medical School, DOD, USAID, DARPA
Anand Kumar, MD
Chief of Plastic Surgery, Rainbow Children's Hospital
Anthony P. Tufaro, MD, DDS
Assoc Prof of Plastic Surgery and Oncology, Johns Hopkins University
Richard Swanson, MD
Chairman of Surgery, Cambridge Health Alliance, Harvard Medical School
Shannath Merbs, MD, PhD
Prof of Ophthalmology and Oncology, Wilmer Eye Institute, Johns Hopkins Univ
Trinity Bivalacqua, MD, PhD
R. Christian Evensen Prof of Urology and Oncology, Dept of Urology, Johns Hopkins
Maurice Nahabedian MD, FACS
Professor and Vice Chairman of Plastic Surgery at Georgetown University
Michael Grant, MD, PhD
Chief of Plastic Surgery, R Adams Cowley Shock Trauma Center, Univ of Maryland
Ryan Katz, MD
Attending Surgeon, Curtis National Hand Center, MedStar Union Memorial Hospital

PolarityTE®

Where Self Regenerates Self®

PolarityTE® Corporate
Website: www.PolarityTE.com
Email: ParadigmShift@PolarityTE.com
Corporate Inquiries: (800) 378-2694
CorporateInquiries@PolarityTE.com
NASDAQ Ticker: PTE

PolarityTE® Investors Relations
Rich Haerle MBA, MPH
VP of Investor Relations
IR Inquiries: (385) 237-5786
Email: ir@PolarityTE.com

Appendix Slides

Question: What Has Been Missing?

What is Polarity?







po•lar•i•ty: the asymmetric organization of cellular elements, which allows development of specialized tissue and downstream function.

Our Solution to Complex Tissue Regeneration is — Polarity

The polarization of cellular and appendage interfaces drives embryogenesis, histogenesis and tissue regeneration



Cells
Appendages
Tissue



SkinTE
SkinTE
Margin
Native Skin
Full-Thickness SkinTE vs. Skin



Native Skin
SkinTE

The functional polarization of SkinTE is designed to regenerate full-thickness, hair-bearing skin with all of the appendages (hair follicle, glands, etc.) and layered interfaces (epidermis, dermis and hypodermis). We believe the subsequent full-thickness regeneration of SkinTE leads to improved three-dimensional contour and reduced scar formation.

Polarity Drives Hierarchical Tissue Formation



Hair shaft
Meissner's corpuscle
Pore
Stratum corneum
Stratum lucidum
Stratum granulosum
Stratum spinosum
Stratum basale
Epidermis
Dermal papillae
Free nerve ending
Sebaceous (oil) gland
Sensory nerve fiber
Arrector pili muscle
Hair follicle
Hair root
Papillary layer
Reticular layer
Dermis
Hypodermis (superficial fascia)
Artery
Vein
Eccrine sweat gland
Adipose tissue
Pacinian corpuscle
Root hair plexus

The SkinTE™ Difference Simply Put—Skin Regenerates Skin

Embracing Complex Simplicity

While other conventional regenerative medicine, cell therapy and tissue engineering companies and products try to reconstruct skin substitutes from a variety of cells, molecules, genes and scaffolds in order to circumvent and substitute biological processes and interfacing substrates—we believe in a dramatically different and new paradigm with PolarityTE technology driving the change.

Where Self Regenerates Self™

Many assumptions are required to be believed and accepted when considering other regenerative medicine products. Such as: Can a single foreign gene, a cell, a molecule or even a 3D printed scaffold regenerate complex functional tissues like skin?

At PolarityTE, we ask you to make one single assumption—can your skin regenerate your skin?

SkinTE™ Looks Like Skin



Native Skin
SkinTE
Native Wound

SkinTE™ Functions Like Skin



SkinTE™
Native Skin
Native Wound

SkinTE™ Molecularly Acts Like Skin



Native Wound
SkinTE™ Treated
Native Skin

Direct Comparison of SkinTE Full-thickness Hair-bearing Skin Regeneration vs. Native Skin and Wound. Regenerative healing occurs through a process which not only regenerates the appropriate and necessary tissues, functions and interfaces but also prevents wound contraction, scar formation and fibrotic pseudo-tissue deposition (Top Row) Left- SkinTE at 54 days of healing. Middle - Depicts a region of the SkinTE treated wound bed (lower bracket) and marginal peri-wound bed containing native skin (upper bracket) and the direct interface between two tissue types, as indicated by the round-ended arrow heads and connecting dotted line. Right- Native wound undergoing healing at 54 days. (Bottom Row) Left- Comparative elastic modulus (kPA) across, SkinTE™, native skin and a native wound. X and Y coordinates represents the dimension tested and correlative area (14 cm x 14 cm) containing color spectrum associated units as described by kPA scale. Comparative Raman spectroscopy of the molecular fingerprint region of the of ❶Native Control Wound, ❷SkinTE (defined as a wound treated with SkinTE and the resultant tissue within the region at 6 months), ❸Native Skin – Untreated, ❹Spectral Δ: SkinTE vs. Native Untreated, (defined as a comparative analysis between SkinTE treated wound and the native skin), ❺Spectral Δ: Wound vs. Native Untreated, (defined as the native wound compared to native skin). The images and data presented here are from pre-clinical studies.

Full-Thickness Skin Regeneration in Full-Thickness Wounds


a.
Progression of Wound Healing
Control
SkinTE™
b.
Control Wound
PsE
CS
c.
SkinTE™ Treated Full Thickness Burn
HF
Ep
EDJ
ND
HDF
SkinTE™ Expands into Residual Scar Regions
P
HF
NDE & CF
❶ ❷ ❸

Comparing SkinTE to Native Wound Healing. (a.) Representative progression of wound healing in excised full-thickness burn wound (untreated control) vs. excised full-thickness burn wound treated with SkinTE™. Image sequence – left column: day 0; middle column day 2; right column day 50. (b.) Cross-section of healed tissue in untreated control wound. Pseudo-epithelium (PsE); Contracted Scar (CS). (c.) Cross-section of healed tissue in SkinTE™ treated wound. Black arrows indicate where SkinTE™ propagated and expanded into the residual burn scar that remained in addition to regenerating full-thickness, hair-bearing skin in the excised tissue void. Hair Follicle (HF); Epidermis (Ep); Epidermal-Dermal Junction (EDJ); Neo-dermis (ND); Hypodermal Fat (HDF). The 9 images in the 3x3 grid to the right represent progressive regeneration of cutaneous appendages which progressively develop and directly promote the regeneration of full-thickness, hierarchically organized skin. Pore (P); Neo-dermal expansion (NDE); Cornification (CF). Top right image of 3x3 grid represents region of where the ❶ native skin ❷ meets (wound margin interface) ❸ the progressively healing SkinTE™ construct. Notice that at the margin of where native skin meets SkinTE™ (❷), the residual scar has a smaller width than individual hair shafts.


SkinTE
World's First: PolarityTE™ Develops Full-thickness Hair-Bearing Skin for Treatment of Burns, Wounds and Scars
Deployment of SkinTE™ into Burns, Wounds and Scars Results in Progressive Regenerative Healing of Full-thickness Functionally Polarized Skin

Depiction of Technology Platform Capabilities in Skin Regeneration with the Commercially Available SkinTE Tissue Product. SkinTE, has the unique ability to regenerate full-thickness, hair-bearing skin following placement into a wound bed via the self-propagation of the MPFU. The cutaneous-derived MPFU (the functional unit of SkinTE) contains multi-cellular bio-generative entities that when deployed into a wound or tissue defect undergo integrative regenerative healing within the system by effectively acting as its own bioreactor and thus expanding, proliferating and synthesizing those cells, materials, factors and systems necessary for full-thickness skin in which all of the layers, appendages and interfaces are regenerated within an area that would ordinarily scar under normal conditions.

PolarityTE

Comparing the Clinical Standard of Care to SkinTE™

Native Scar Healed Wound



Native Skin




Allograft
Margin
Native Skin
Full-Thickness Allograft


Autograft
Margin
Native Skin
Full-Thickness Autograft

Skin defects heal through a process of wound contraction and often scar formation. While skin grafts reduce contraction, patients still have scars.

SkinTE™ reduces scar formation and regenerates full-thickness, hair-bearing skin within the wound bed.

SkinTE


SkinTE™
Margin
Native Skin
Full-Thickness SkinTE™

Comparing Native Skin and Skin Grafts to SkinTE™. The right sequence of images depicts three rows of excised full-thickness burns treated with: (upper row) full-thickness allograft skin; (middle row) full-thickness autologous skin graft; (bottom row) autologous, homologous SkinTE™ product. Images were captured at day 54 following treatment. Type of wound treatment is indicated at the left side of the image (allograft, autograft, SkinTE™); (white arrow) indicates the margin of interface between the peri-wound native skin and SkinTE™; and untreated native skin is indicated at the right side of the image. Sequential pre-clinical images are of increasing zoom to identify the margin of linear interface between SkinTE™ and the peri-wound native skin.

SkinTE™ - Mid-Stage Intelligent and Dynamic Healing


Mid-Stage Native Contracting Wound
Marginal Contraction and Migration
Epithelial Migration Columns
Native Healed and Contracted Wound
Pseudo-epithelium Covering the Underlying Scar
SkinTE™ Mid-Stage Regenerative Wound
Mid-Stage SkinTE™ Integrative Convergence with Native Skin
SkinTE™ Regenerative Healing
Trans-marginal Angiogenesis Results in Minimal Scar Formation

Comparing Mid-stage Healing Processes Between Native Wounds and Defects Treated with SkinTE™. Stereoscopic Imaging of Comparative Mid-stage Healing Burn Wounds Representing the Different Mechanisms of Tissue Formation Between Scar Contraction in the Control Wound and Full-thickness Skin Regeneration with SkinTE™. (Left panels) The native Mid-stage contracting wound represents typical wound contracture and scar formation subsequent to keratinocyte migration from the margin of the wound to form overlying pseudo-epithelium. (Right panels) Expanding SkinTE™ undergoes regenerative healing from within the wound which permits wound edge margins and propagating SkinTE™ elements to interact in a manner which promotes integrative full-thickness healing with augmented levels of cross interface angio and vasculogenesis, resulting in significantly less contraction and scar formation.


a.
SkinTE
b.
Control Wound
*RP
*NDE
HF
*NDE
NGD
*CS
*CS
c.
Contraction Ratio by Treatment
Contraction Ratio
Allograft
Collagen
Puracol
SkinTE + Collagen
SkinTE + Puracol
SkinTE
FTSG
Control
STSG
Treatment
d.
Mid-Stage SkinTE™
Mid-Stage Control Contraction

Stereoscopic Imaging of Progressively Healing Wounds Following Application of SkinTE™ vs. Untreated Control Wound in a Full-thickness Burn Wound. (a.) SkinTE™, depicts stereoscopic image and correlative trichrome ancillary staining indicating regions of original wound edge (black arrow-ball dots); hair follicle (HF); Neo-dermal expansion (NDE) with correlative white dot outline; Neo-glandular development (NGD). (b.) Control untreated wound, Contracted Scar (*CS) with correlative dual headed arrow spanning remaining scar width region. (c.) Bar graph showing the reduced contraction with SkinTE™ and full-thickness skin grafts relative to split-thickness skin grafts, allografts, scaffolds, and untreated control wounds. (d.) Mid-stage expansion of the underlying neo-dermis of SkinTE™ prevents contraction early on by preventing myofibroblast directed collagen synthesis and contracting orientation from forming directly along stress lines and by preventing tension induced scar hypertrophy.

Why Does Healing from the Inside Out Matter?





Native Tissues- Directionality (Polarity) of Substrate







Specimen	Direction (°)	Dispersion (°)	Amount	GoF
Native Skin	-12.03	16.28	0.70	0.97



0.045
0.040
0.035
0.030
0.025
0.020
0.015
0.010
0.005
0.000
Amount
-90
-70
-50
-30
-10
10
30
50
70
90
Direction (°)









SkinTE™ - Directionality (Polarity) of Substrate





Specimen	Direction (°)	Dispersion (°)	Amount	GoF
SkinTE	8.43	19.75	0.67	0.97


0.030
0.025
0.020
0.015
0.010
0.005
0.000
Amount
-90
-70
-50
-30
-10
10
30
50
70
90
Direction (°)









Native Tissues- Directionality (Polarity) of Substrate





Specimen	Direction (°)	Dispersion (°)	Amount	GoF
Native Skin	-12.03	16.28	0.70	0.97


Amount
0.045
0.040
0.035
0.030
0.025
0.020
0.015
0.010
0.005
0.000
-90 -70 -50 -30 -10 10 30 50 70 90
Direction (°)







Specimen	Direction (°)	Dispersion (°)	Amount	GoF
SkinTE	8.43	19.75	0.67	0.97


Amount
0.030
0.025
0.020
0.015
0.010
0.005
0.000
-90 -70 -50 -30 -10 10 30 50 70 90
Direction (°)



Wound-A [Control]: Directionality (Polarity) of Substrate







Specimen	Direction (°)	Dispersion (°)	Amount	GoF
Wound-A	17.39	26.94	0.51	0.56


0.020
0.015
0.010
0.005
0.000
Amount
-90
-70
-50
-30
-10
10
30
50
70
90
Direction (°)









Wound-B [Comp Treatment]: Directionality (Polarity) of Substrate







Specimen	Direction (°)	Dispersion (°)	Amount	GoF
Wound-B	1.97	21.79	0.70	0.97


Amount
0.025
0.020
0.015
0.010
0.005
0.000
-90
-70
-50
-30
-10
10
30
50
70
90
Direction (°)









Wound-B [Comp Treatment]: Directionality (Polarity) of Substrate





Specimen	Direction (°)	Dispersion (°)	Amount	GoF
Wound-A	17.39	26.94	0.51	0.56



0.020
0.015
0.010
0.005
0.000
Amount
-90
-70
-50
-30
-10
10
30
50
70
90
Direction (°)







Specimen	Direction (°)	Dispersion (°)	Amount	GoF
Wound-B	1.97	21.79	0.70	0.97



0.025
0.020
0.015
0.010
0.005
0.000
Amount
-90
-70
-50
-30
-10
10
30
50
70
90
Direction (°)



Native Skin - Ancillary H&E and HD Feature Extraction






Native Skin


SkinTE™


Wound-A


Wound-B


SkinTE™
Wound-B